UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 12, 2010, Royal Gold, Inc., (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that on August 6, 2010, PricewaterhouseCoopers LLP (“PwC”) informed the Company that it would resign as the independent registered public accounting firm for the Company effective after PwC’s completion of its audit of the Company’s financial statements for the fiscal year ended June 30, 2010.  This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the disclosures provided in the Form 8-K, and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 4.01               Change in Registrant’s Certifying Accountant

(a) The Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “Annual Report”) with the SEC on August 26, 2010.  Effective upon such filing, PwC completed its audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2010 and PwC resigned as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended June 30, 2009 and 2010 and through August 26, 2010, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

PwC’s reports on the Company’s financial statements for the fiscal years ended June 30, 2009 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2009 and 2010 and through August 26, 2010, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management identified a material weakness in the Company’s internal control over financial reporting related to the accounting for royalty revenue recognition for the fiscal year ended June 30, 2008, which resulted in the Company restating its financial statements for the fiscal year ended June 30, 2008.   The material weakness has since been remediated.

The Company provided PwC with a copy of the above disclosure and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not PwC agrees with the statements contained above.  PwC has provided the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, a copy of which is filed as Exhibit 16.1 herewith.

(b) On August 26, 2010, effective upon the filing the Annual Report, the Company engaged Ernst & Young LLP as the Company’s independent registered public accounting firm.  The Company will request shareholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm at its 2010 annual meeting of stockholders.

During the fiscal years ended June 30, 2009 and 2010 and through August 26, 2010, neither the Company nor anyone acting on behalf of the Company, consulted Ernst & Young LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01               Financial Statements and Exhibits

(d) Exhibit

16.1         Letter, dated August 26, 2010, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: August 26, 2010	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President and Corporate Secretary